                                                                    Exhibit 99.1

                         UNITED STATES BANKRUPTCY COURT
                        EASTERN DISTRICT OF MASSACHUSETTS

IN RE:  Aerovox, Inc.                                      CASE NO.: 01-14680jnf

                                                           JUDGE: Joan N. Feeney

DEBTOR CHAPTER 11 MONTHLY OPERATING REPORT FOR MONTH ENDING April 27, 2002 COMES NOW, AEROVOX, INC. Debtor-In-Possession and hereby submits its Monthly Operating Report for the period commencing March 31, 2002 and ending April 27, 2002 as shown by the report and exhibits consisting of 13 pages and containing the following, as indicated:

Pages
-----
1 - 6      Monthly Reporting Questionnaire (Attachment 1)

7 - 8      Comparative Balance Sheets (Forms OPR-1 & OPR-2)

  9        Summary of Accounts Receivable (Form OPR-3)

10-11      Schedule of Post-petition Liabilities (Form OPR-4)

 12        Income Statement (Form OPR-5)

 13        Statement of Sources and Uses of Cash (Form OPR-6)

I declare under penalty of perjury that this report and all attachments are true and correct to the best of my knowledge and belief.

Date:  May 24, 2002
       ------------
                              DEBTOR(S)-IN-POSSESSION

                                          By: __________________________________
                                                          (Signature)
                                          ______________________________________
                                                          (Signature)

                                          Name & Title: F. Randal Hunt
                                                        ------------------------
                                                        CFO & Sr. Vice President
                                                        ------------------------
                                          Address:      167 John Vertente Blvd.
                                                        ------------------------
                                                        New Bedford, MA  02745
                                                        ------------------------
                                          Telephone:    (508) 910-3200
                                                        ------------------------

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                          Page 1

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                         MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  April 27, 2002

1.  Payroll:  State the amount of all executive wages paid and taxes withheld
    -------
              and paid.

                                                                    Wages Paid             Taxes Withheld
      Name and Title of Executive                               Gross        Net          Due         Paid
      ---------------------------                               -----        ---          ---         ----
      Robert D. Elliott     CEO & President                     25,000      14,835           0        7,862
      F. Randal Hunt        CFO & Sr. Vice President            11,923       7,234           0        3,796
      Martin Hudis          Sr. VP Technology                   15,385       8,765           0        4,303

      TOTALS                                                    52,308      30,834           0       15,960

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                          Page 2

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  April 27, 2002

2.    Insurance:    Is workers' compensation and other insurance in effect? Yes
      ----------
                    Are payments current?  Yes

                    If any policy has lapsed, been replaced or renewed, state so in schedule below. Attach a copy of the new policy's binder or cover page.

      Type                            Carrier
      ----                            -------
                                      Name                   Coverage             Expiration           Date
                                      ----
                                                         Amount     Policy #      Date             Premium Coverage
                                                         ------     --------      ----             ----------------
      Homeowners                      NONE

      Rental Property                 NONE

      Liability                       See Attached

      Vehicle

      Workers Compensation            See Attached

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                          Page 3


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER:  01-14680jnf

MONTH ENDED:  April 27, 2002


      3. Bank Accounts
         -------------
                                              Payroll         Operating        Operating    Operating    Debit Card
                                              -------         ---------        ---------    ---------    ----------
      Bank Name                               Citizens         Citizens          Fleet        Fleet       Citizens
      Account #                             110315-944-2     1103-159-450      9429117763    50010879     1103159469
      Beginning Book Balance                    18567.53       1171966.96       286326.55           0        1908.55
      Plus: Deposits                           518956.35       4422817.11      3805677.63           0              0
      Less: Disbursements                     -522029.38      -4262164.92                           0         -20.00
      Other: Transfers In/Out                          0          3703.01     -3932019.67           0              0
                                            ------------     ------------     -----------    --------     ----------
      Ending Book Balance                       15494.50       1336322.16       159984.51           0        1888.55

      3. Bank Accounts-continued
         ------------------------

                                               Savings           Checking         Payroll                   TOTALS
                                               -------           --------         -------                   ------
                  Bank Name                    Citizens           Keybank          Fleet
      Account #                               1103159507      19968100261     005119-1739
      Beginning Book Balance                  2003703.01                0               0               3,482,472.60
      Plus: Deposits                                   0                                0               8,747,451.09
      Less: Disbursements                              0                0               0               4,784,214.30
      Other: Transfers In/Out                   -3703.01                0                               3,932,019.67
                                            ------------     ------------     -----------                 ----------
      Ending Book Balance                     2000000.00                0               0               3,513,689.72

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                          Page 4

                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE


CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: April 27, 2002




4.  Post-petition Payments:  List any post-petition payments to professionals
    -----------------------
                             and payments on post-petition debts in the schedule below (attach separate sheet if necessary).

         Payments To/On              Amount        Date           Check #
         --------------              ------        ----           -------
    Professionals (attorneys,
    accountants, etc.)
    Argus Management                1,809.60     04/02/02      Wire Transfer
    Argus Management                1,092.00     04/04/02      Wire Transfer
    Argus Management                3,494.00     04/11/02      Wire Transfer
    Argus Management                3,816.40     04/18/02      Wire Transfer
    Argus Management                5,142.56     04/24/02      Wire Transfer

    Pre-petition debts:               None

                                                                    Exhibit 99.1
                                                                    ATTACHMENT 1
                                                                          Page 5


                                   CHAPTER 11
                            MONTHLY OPERATING REPORT
                        MONTHLY REPORTING QUESTIONNAIRE



CASE NAME: Aerovox, Inc.

CASE NUMBER: 01-14680jnf

MONTH ENDED: April 27, 2002



       Type                      Carrier Name                             Coverage                           Expiration
       ----                      ------------

                                                                   Amount           Policy #              Premium Coverage
                                                                   ------           --------              ----------------
Umbrella Liability          Royal Ins. Co. of America               44,010,000    PLA3793390001           12/31/01-12/31/02

Flood Ins                   National Flood Ins. Program              1,000,000    3000240294              03/07/02-03/07/03

Int'l Property              American & Foreign Ins. Co.             15,115,000    AIB0095150001           12/31/01-12/31/02

Int'l General Liability     American & Foreign Ins. Co.             $2,000,000    AIB95150001             12/31/01-12/31/02
                                                               aggregate limit

Int'l Auto                  American & Foreign Ins. Co.         $1,000,000 CSL    AIB5150001              12/31/01-12/31/02

Domestic Property           Affiliated FM Ins Co                    89,112,103    AL219                   12/31/01-12/31/02

Domestic Auto               American & Foreign Ins. Co.              3,038,000    AMHX184690              12/31/01-12/31/02

General Liability &         American & Foreign Ins. Co.              7,110,000    AST1127530001           12/31/01-12/31/02
Employee Benefits
Liability

D&O                         Federal Ins. Co.                         7.500.000    81303380E               12/31/01-07/01/02

*Workers Comp               Fidelity & Deposit (Fid. Bond)           2,800,000    #LPM 833508503          Bond still in place
                                                                                                          for prev. open claims

Workers Comp                Aim Mutual Ins. Co.                      1,500,000    WCC500044901-2001       11/01/01-12/31/02


* Employee H&W              BCBS                                     2,000,000    #0004119                01/01/02-12/31/02
  Benefits                  Medical Claims                                        #MLN00374
                            Delta Dental                                          #1128

Workers Comp                Security Ins Co of Hartford (AL &        1,500,000    NNE10058500             10/01/01-10/01/02
                            TX)

Errors & Omissions          Royal & SunAlliance  Ins. Co.           $2,000,000    ALB001539               12/31/01-12/31/02
                                                               aggregate limit

Mexico Property             Seguros Commercial                     $17,388,352    QR100496                12/31/01-12/31/02

                            America

Mexico General Liability    Seguros Commercial America                $100,000    LR100072                12/31/01-12/31/02
                                                                     aggregate

Executive Protection        Federal Ins. Co.                  $1,000,000 limit    81595611B               07/19/01-07/19/02